UNITED STATES

                        SECURITIES AND EXCHANGE COMMISION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                                    Pursuant
                            To Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 9, 2005

                                  MEGOLA, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         NEVADA                      000-49815               88-0492605
         ------                      ---------               ----------
(State or other jurisdiction        (Commission           (I.R.S. employer
     of incorporation)              File Number)        identification number)


              446 Lyndock St. , Suite 102, Corunna, Ontario N0N 1G0
               (Address of principal executive offices) (Zip code)


                                 (519) 481-0628
               Registrant's telephone number, including area code


                                      None
                  (Former Address If Changed since Last Report)

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Effective February 09, 2005 Registrant entered into a Purchase Agreement with UV-Innovation (a Canadian corporation) pursuant to which and for 300,000 restricted common shares of Megola, registrant has acquired certain Intellectual Property Rights and technology owned and developed by UV-Innovation Inc.
together with certain UV Innovation Inc. distributors that carry these UV product lines.

A.    UV Innovation Inc. products include:

      1.    UV  Innovations   UV-Air   Disinfection  Unit;  Models  #1,  #2,  #3
            ("UV-Air")
      2.    UV Innovations UV-Water Disinfection Unit ("UV-Water")
      3.    IP Rights to above product line

B.    UV Innovation Inc.  distributors  include:

      1.    ExcellClean Air
      2.    Westheat Industries

This technology and devices are the focus of the Registrant's developing new line of business.

ITEM 8 OTHER EVENTS

Press Release attached as Exhibit 99

ITEM 9.01 EXHIBITS

10.0     Agreement with UV Innovation

99  Press Release

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     MEGOLA, INC.
                                                     ------------
                                                     (Registrant)

Dated: February 11, 2005                             By: /s/ Joel Gardner
                                                         -----------------------
                                                         Joel Gardner, President